Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

of

Wireless Telecom Group, Inc.

dated as of February 17, 2017

1.	Definitions		1

2.	Incidental Registrations		3

	(a)	Right to Include Registrable Securities	3

	(b)	Priority in Incidental Registrations	4

	(g)	Shelf Take-Downs	5

	(i)	Selection of Underwriters	5

4.	Registration Procedures		5

5.	Indemnification		8

	(a)	Indemnification by the Issuer	8

	(b)	Indemnification by Holder of Registrable Securities	9

	(c)	Conduct of Indemnification Proceedings	9

	(d)	Contribution	10

	(e)	Deemed Underwriter	11

	(f)	Other Indemnification	11

	(g)	Non-Exclusivity	11

6.	Registration Expenses		11

8.	Certain Additional Agreements		12

9.	Miscellaneous		12

	(a)	Termination	12

	(b)	Holdback Agreement	12

	(c)	Amendments and Waivers	12

	(e)	Successors, Assigns and Transferees	13

	(f)	Notices	13

	(g)	Further Assurances	14

	(h)	No Inconsistent Agreements	14

(i)	Entire Agreement; No Third Party Beneficiaries	14

(j)	Governing Law; Jurisdiction and Forum; Waiver of Jury Trial	14

(k)	Severability	15

(l)	Enforcement	15

(m)	Titles and Subtitles	15

(o)	Counterparts; PDF Signatures	15

Exhibit A — Joinder Agreement

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This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of February 17, 2017, by and among Wireless Telecom Group, Inc., a New Jersey corporation (the “Issuer”), the other signatories to this Agreement whose names are on the signature pages hereto, and any Person who becomes a party hereto pursuant to Section 8(d) or by execution of a joinder agreement substantially in the form of Exhibit A hereto. Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

WHEREAS, the Parties desire to provide the Holders with rights to registration under the Securities Act of Registrable Securities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the Parties agree as follows:

AGREEMENT

1.         Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such person.

“Agreement” has the meaning given to such term in the Preamble.

“Board” means the Board of Directors of the Issuer.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“control” (including the terms “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Covered Person” has the meaning given to such term in Section 5(a).

“Equity Securities” means any and all shares of the Issuer’s common stock, par value $0.01 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 4(a).

“Holdback Period” means, with respect to any registered offering, 90 days after and during the 10 days before, the effective date of the related Registration Statement or, in the case of a takedown from a Shelf Registration Statement, 90 days after the date of the Prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 days) as the Issuer has given reasonable written notice to the Holders.

“Holder” means (i) any Person entitled to incidental or piggyback registration rights hereunder or (ii) any direct or indirect transferee of a Holder who has acquired Registrable Securities from a Holder and who has entered into a joinder agreement substantially in the form of Exhibit A hereto, in each case so long as such Person continues to hold any Registrable Securities.

“Indemnified Party” has the meaning given to such term in Section 5(c).

“Indemnifying Party” has the meaning given to such term in Section 5(c).

“Issuer” has the meaning given to such term in the Preamble.

“Losses” has the meaning given to such term in Section 5(a).

“Parties” means the parties to this Agreement.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, relating to Registrable Securities, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means (a) any Equity Securities held by a Holder on and as of the date hereof and (b) to the extent held, or to be held, by a Holder, any other equity securities or equity interests issued or issuable, directly or indirectly, with respect to the securities described in clause (a) by way of conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are disposed of pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold to the public pursuant to Rule 144 or Rule 145 (or other exemption from registration under the Securities Act), (iii) they shall have ceased to be outstanding, or (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

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“Registration Statement” means any registration statement of the Issuer filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 145” means Rule 145 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 405” means Rule 405 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” has the meaning given to such term in Section 3(a).

“Shelf Underwritten Offering” has the meaning given to such term in Section 3(a).

“Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“Take-Down Notice” has the meaning given to such term in Section 3(a).

2.         Incidental Registrations.

(a)          Right to Include Registrable Securities. If, after the date hereof, the Issuer determines to register additional Equity Securities under the Securities Act (other than pursuant to a Registration Statement filed by the Issuer on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under

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the Securities Act, it will, at each such time, give prompt written notice to all Holders of its intention to do so and of such Holders’ rights under this Section 2. Upon the written request of any such Holder made within 5 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Issuer will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Issuer has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided that (x) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Issuer shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Issuer may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (y) if such registration involves an underwritten offering, all Holders requesting to be included in the Issuer’s registration must sell their Registrable Securities to the underwriters selected by the Issuer on the same terms and conditions as apply to the Issuer, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing at least two Business Days prior to the effective date of the Registration Statement filed in connection with such registration, to withdraw its request to register such securities in connection with such registration. The Issuer shall not be required to maintain the effectiveness of the Registration Statement for a registration requested pursuant to this Section 2(a) beyond the earlier to occur of (i) 180 days after the effective date thereof and (ii) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement. Any Holder who has elected to sell Registrable Securities in an underwritten offering pursuant to this Section 2 shall be permitted to withdraw from such registration by written notice to the Issuer if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the 10 trading days preceding the date on which the notice of such offering was given pursuant to this Section 2(a).

(b)          Priority in Incidental Registrations. The Issuer shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit Holders who have requested to include Registrable Securities in such offering to include in such offering all Registrable Securities so requested to be included on the same terms and conditions as any other shares of capital stock, if any, of the Issuer included in the offering. Notwithstanding the foregoing, if the managing underwriter(s) of such underwritten offering have informed the Issuer that in its good faith opinion the total number or dollar amount of securities that such Holders and the Issuer intend to include in such offering is such as to adversely affect the success of such offering (including, without limitation, adversely affect the per share offering price), then the amount of securities to be offered for the account of Holders (other than the Issuer) shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended in the good faith opinion of such managing underwriter(s) by reducing all Registrable Securities requested to be included by the Holders requesting such registration pro rata among such Holders on the basis of the percentage of the Registrable Securities requested to be included in such registration by such Holders.

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3.         Shelf Take-Downs; Registration Procedures.

(a)          Shelf Take-Downs. At any time that a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities, pursuant to Rule 415 or otherwise (a “Shelf Registration Statement”) covering Registrable Securities is effective, and the Issuer determines to do an underwritten offering, the Issuer shall deliver a notice to the Holders (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”). In connection with any Shelf Underwritten Offering:

(i)           the Issuer shall permit each Holder to include its Registrable Securities included on the shelf registration statement in the Shelf Underwritten Offering if such Holder notifies the Issuer within 5 days after delivery (including via e-mail, if available) of the Take-Down Notice to such Holder;

(ii)          the Issuer shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to Section 3(a)(i)); and

(iii)         in the event that the underwriter advises the Issuer in its good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, adversely affect the per share offering price), then the underwriter may limit the number of shares which would otherwise be included in such take-down offering in the same manner as described in Section 2(b) with respect to a limitation of shares to be included in a registration.

(b)         Selection of Underwriters. No Holder shall have the right to select the underwriter to administer an offering of Registrable Securities.

4.         Registration Procedures. If and whenever the Issuer is required to use its reasonable efforts to effect the registration of any Registrable Securities (or otherwise include them in an offering) under the Securities Act as provided in Section 2 and Section 3, the Issuer shall effect such registration and/or offering to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuer shall cooperate in the sale of such Registrable Securities and shall:

(a)          notify each selling Holder, its counsel and the managing underwriter(s), if any, (i) when a Prospectus or any Prospectus supplement or post-effective amendment (including free writing prospectuses under Rule 433 (each a “Free Writing Prospectus”)) has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration

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Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the Issuer has reason to believe that the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement) cease to be true and correct, (v) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(b)          if requested by the managing underwriter(s), if any, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s), if any, or such Holder or Holders, as the case may be, may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received such request; provided that the Issuer shall not be required to take any actions under this Section 4(b) that are not, in the opinion of counsel for the Issuer, in compliance with applicable law;

(c)          deliver to each selling Holder, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof; and the Issuer, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(d)          cooperate with the selling Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from such selling Holders that the Registrable Securities represented by

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the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the selling Holders may request at least two Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within 10 Business Days prior to having to issue the securities;

(e)          upon the occurrence of any event contemplated by Section 4(a)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f)          prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(g)          provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement;

(h)          cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(i)          otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC.

The Issuer may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Issuer in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Issuer may, from time to time, reasonably request and the Issuer may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

If the Issuer files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Issuer agrees that it shall use its reasonable efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

Each Holder agrees that if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 4(a)(ii), 4(a)(iii), 4(a)(iv), 4(a)(v) and 4(a)(vi) hereof, such

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Holder will promptly discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(b) hereof, or until it is advised in writing by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

5.         Indemnification.

(a)          Indemnification by the Issuer. The Issuer shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (each such person being referred to herein as a “Covered Person”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such Person in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like or Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such registration, qualification, or compliance, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Issuer of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Issuer and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such Covered Person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Loss; provided that the Issuer will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such Covered Person relating to such Covered Person or its Affiliates (other than the Issuer or any of its Subsidiaries), but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, Free Writing Prospectus or any amendment thereof or supplement thereto, or any document incorporated by reference therein, or other document in reliance upon and in conformity with written information furnished to the Issuer by such Covered Person with respect to such Covered Person for use therein. It is agreed that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such Loss or action if such

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settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld).

(b)          Indemnification by Holder of Registrable Securities. As a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 4 hereof, the Issuer shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other holders of Registrable Securities, the Issuer, its directors and officers and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Issuer and all other prospective sellers, from and against all Losses arising out of or based on any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Issuer, such directors, controlling persons and prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, Free Writing Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Issuer by such Holder with respect to such Holder for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Losses (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); provided, further, that the liability of such Holder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c)          Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the Party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or proceeding, to, unless in the Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and such Indemnifying Party may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided that an Indemnified Party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party agrees to pay such fees and expenses or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall have the right to employ counsel and to assume the defense of such claim or proceeding at

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the Indemnifying Party’s expense; provided, further, that the Indemnifying Party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that (without the consent of the Indemnified Party) (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or the imposition of any obligations on the Indemnified Party or adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d)          Contribution. If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an Indemnifying Party that is a selling Holder shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 5(b) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are more favorable to the Holders than the foregoing provisions, the provisions in the underwriting agreement shall control.

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(e)          Deemed Underwriter. To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Issuer agrees that (i) the indemnification and contribution provisions contained in this Section 5 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

(f)          Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 5 (with appropriate modifications) shall be given by the Issuer and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(g)          Non-Exclusivity. The obligations of the Parties under this Section 5 shall be in addition to any liability that any Party may otherwise have to any other Party.

6.         Registration Expenses. All reasonable fees and expenses incurred in the performance of or compliance with this Agreement by the Issuer including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) with respect to compliance with securities or blue sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Issuer and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, (iii) messenger, telephone and delivery expenses of the Issuer, (iv) fees and disbursements of counsel for the Issuer, and (v) expenses of the Issuer incurred in connection with any road show, shall be borne by the Issuer whether or not any Registration Statement is filed or becomes effective. In addition, the Issuer shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Issuer are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Issuer.

The Issuer shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder or by any underwriter (except as set forth above in this Section 6), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Issuer), or

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(iii) any other expenses of the Holders not specifically required to be paid by the Issuer pursuant to the first paragraph of this Section 6.

7.         Certain Additional Agreements. If any Registration Statement or comparable statement under state blue sky laws refers to any Holder by name or otherwise as the holder of any securities of the Issuer, then such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder and the Issuer, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Issuer’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuer, or (b) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Issuer required by the Securities Act or any similar federal statute or any state blue sky or securities law then in force, the deletion of the reference to such Holder.

8.         Miscellaneous.

(a)          Termination. The provisions of this Agreement (other than Section 5) shall terminate upon the earliest to occur of (i) a date that is 18 months from the date hereof, (ii) its termination by the written agreement of all Parties or their respective successors in interest, (iii) with respect to a Holder, the date on which all Equity Securities held by such Holder have ceased to be Registrable Securities, (iv) with respect to the Issuer, the date on which all Equity Securities have ceased to be Registrable Securities and (v) the dissolution, liquidation or winding up of the Issuer. Nothing herein shall relieve any Party from any liability for the breach of any of the agreements set forth in this Agreement.

(b)          Holdback Agreement. In consideration for the Issuer agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Issuer’s securities (whether or not such Holder is participating in such registration) upon the request of the Issuer and the underwriter(s) managing any underwritten offering of the Issuer’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, or enter into any swap or other arrangement that transfers to another Person any of the economic consequences of ownership of, any Registrable Securities, any other equity securities of the Issuer or any securities convertible into or exchangeable or exercisable for any equity securities of the Issuer without the prior written consent of the Issuer or such underwriters, as the case may be, during the Holdback Period.

(c)          Amendments and Waivers. This Agreement may be amended and the Issuer may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if any such amendment, action or omission to act, has received the written consent of the Issuer and the holders of a majority of the Registrable Securities. The failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any Holder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose.

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Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the Holder granting such waiver in any other respect or at any other time.

(d)          Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns who agree in writing to be bound by the provisions of this Agreement. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement that are for the benefit of Holders shall also be for the benefit of and enforceable by any subsequent Holder, subject to the provisions contained herein.

(e)          Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including facsimile transmission) and shall be given:

If to the Issuer, to:

Wireless Telecom Group Inc.

25 Eastmans Road

Parsippany, New Jersey 07054

Attn: Michael Kandell, CFO

Telephone: 973-386-9696 x4107

Facsimile: 973-386-9191

with a copy to:

Bryan Cave LLP

1290 Avenue of the Americas

New York, New York 10104

Attn: Tara B. Newell, Esq.

Telephone: 212-541-2084

Facsimile: 212-261-9884

if to the Holders, to:

Edward de Salis Young

with a copy (which shall not constitute notice) to:

Paul Moakes

or such other address or facsimile number as such Party may hereafter specify for the purpose by notice to the other Parties.

If to any other Holder, to the e-mail or physical address of such other Holder as shown in the stock record book of the Issuer.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:30 p.m. on a Business Day in the

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place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(f)          Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

(g)          No Inconsistent Agreements. The Issuer shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holders in this Agreement.

(h)          Entire Agreement; No Third Party Beneficiaries. This Agreement (i) constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes any prior discussions, correspondence, negotiation, proposed term sheet, agreement or understanding and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to in this Agreement and (ii) except as provided in Section 5 with respect to an Indemnified Party, is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

(i)           Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(i)           This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the laws of a different jurisdiction.

(ii)          Each Party irrevocably submits to the jurisdiction of the United States District Court for the District of New Jersey or any court of the State of New Jersey located in such district any suit, action or other proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court. Each Party hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding. The Parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(iii)         EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR

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INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k)          Enforcement. Each Party acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching Party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(l)          Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(m)         Counterparts; PDF Signatures. This Agreement may be executed in any number of counterparts (including via facsimile and electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by PDF signature(s).

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

ISSUER:

WIRELESS TELECOM GROUP, INC.

By:	/s/ Timothy Whelan
Name: Timothy Whelan
Title: Chief Executive Officer

HOLDERS:

/s/ Paul Moakes
Name: Paul Moakes

/s/ Edward de Salis Young
Name: Edward de Salis Young

/s/ Martin Hollingshead
Name: Martin Hollingshead

/s/ Edward de Salis Young
Name: Simon Pack by his attorney
Edward de Salis Young under a
Power of Attorney dated 15
February 2017

Registration Rights Agreement

Exhibit A

JOINDER AGREEMENT

Reference is made to the Registration Rights Agreement, dated as of February __, 2017 (as amended from time to time, the “Agreement”), by and among Wireless Telecom Group, Inc., a New Jersey corporation, and the other parties thereto, if any. The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under the Agreement.

[NAME]

By:
Name:
Title:

Date:

Address:

Acknowledged by:

WIRELESS TELECOM GROUP, INC.

By:
Name:
Title: